Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Multi Asset Fund

(“MAF”)

Supplement dated October 15, 2021 to the Prospectus

of MAF, dated August 28, 2021, as supplemented or revised from time to time.

Effective immediately:

1.	The following sentence is added after the sentence that reads “The portfolio managers seek to achieve strong absolute returns and low volatility over the long term” in the section titled “Principal Investment Strategies” in MAF’s Prospectus:

Further to the Fund’s long-term investment approach, the portfolio managers seek to identify companies with the potential to grow sustainably. When assessing a company’s ability to deliver sustainable growth over the long term, the Manager considers a range of factors, including the environmental, social and governance (“ESG”) characteristics of a company.

2.	The first paragraph of the section titled “Principal Investment Risks—Long-Term Investment Strategy Risk” in MAF’s Prospectus is replaced with the following:

The Fund pursues a long-term investment approach, typically seeking returns over a period of several years, which can comprise a full market cycle or more. This investment style may cause the Fund to lose money or underperform compared other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. The market price of the Fund's investments will fluctuate daily due to economic and other events that affect particular companies and other issuers or the market as a whole, and the market may disagree with the Manager’s assessment for growth in the shorter- or longer-terms. Short- and medium-term price fluctuations may be especially pronounced in less developed markets or in companies with lower market capitalizations. A Fund that integrates ESG factors into its long-term investment approach is also subject to the risks described above

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